SUPPLEMENT DATED AUGUST 11, 2003
TO PROSPECTUS DATED MAY 1, 1994
AS SUPPLEMENTED MAY 1, 2003
WRL FREEDOM SP PLUS®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following replaces the fourth paragraph on page 27 of the Prospectus under the section entitled “Payment and Allocation of Premiums – Premiums – Payment of Premiums:"

        If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Name change – Great Companies – Global2 portfolio

Effective September 15, 2003, the Great Companies – Global2 portfolio will change its name to Templeton Great Companies – Global2. Templeton Investment Counsel, LLC (“Templeton”) will become a co-sub-adviser with Great Companies, L.L.C. (“Great Companies”). Templeton will assume responsibility for the non-U.S. investments of the portfolio and Great Companies will maintain responsibility for the U.S. equity investments of the portfolio.

AG00374-8/03